CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We consent to the reference to our firm under the caption
"Experts-Independent Registered Public Accounting Firm" and to the use of our report dated May 31, 2006 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Claymore Securities Defined Portfolios, Series 127 dated September 22, 2006.

                                                          /s/ Grant Thornton LLP

                                                              GRANT THORNTON LLP


Chicago, Illinois
September 22, 2006